UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	July 29, 2003

BIOJECT MEDICAL TECHNOLOGIES INC.

(Exact name of registrant as specified in its charter)

Oregon	93-1099680
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

211 Somerville Road, Route 202 North,
Bedminster, NJ	07921
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (908) 470-2800

Item 7. Financial Statements and Exhibits
Item 12. Results of Operations and Financial Condition
SIGNATURES
EXHIBIT 99.1

BIOJECT MEDICAL TECHNOLOGIES INC.
FORM 8-K
INDEX

Item	Description	Page

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits	2
Item 12.	Results of Operations and Financial Condition	2
Signatures		3

1

Item 7. Financial Statements and Exhibits

(c) Exhibits

This list is intended to constitute the exhibit index:

99.1	Press release dated July 29, 2003 regarding Bioject’s second quarter 2003 revenue and earnings.

Item 12. Results of Operations and Financial Condition

On July 29, 2003 Bioject announced a net loss of $2.4 million, or $(0.22) per share, on revenue of $1.4 million for its second quarter of 2003 ended June 30, 2003.

A copy of the July 29, 2003 press release is included as exhibit 99.1 hereto. This exhibit is not filed, but is furnished pursuant to Item 12. (a) of Form 8-K.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 29, 2003	BIOJECT MEDICAL TECHNOLOGIES INC.
(Registrant)

/s/ JAMES O’SHEA

James O’Shea Chairman of the Board, Chief Executive Officer and President (Principal Executive Officer)

/s/ JOHN GANDOLFO

John Gandolfo Chief Financial Officer and Vice President of Finance (Principal Financial and Accounting Officer)

3